Offerings - Offering: 1	Oct. 14, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 56,407,513.50
Fee Rate	0.0087%
Amount of Registration Fee	$ 4,907.45
Offering Note	(1) Calculated as the aggregate maximum purchase price for Shares that could be purchased, based upon the shares outstanding and net asset value of the Fund as of October 9, 2026. (2) Calculated at $87.00 per $1,000,000 of the Transaction Value.